UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2015

MKS Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-645-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Shareholders on May 4, 2015 (the 2015 Annual Meeting), the shareholders of MKS Instruments, Inc. (the “Company”) approved the 162(m) Executive Cash Incentive Plan (the “162(m) Plan”), which is intended to constitute a qualified performance-based compensation plan under Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended. The Board of Directors of the Company approved the 162(m) Plan on February 9, 2015, subject to shareholder approval. The purpose of the 162(m) Plan is to provide cash-based incentive compensation to executive officers for improving the Company’s overall business performance. Pursuant to the 162(m) Plan, the Compensation Committee shall annually determine the amount of the cash award to which each Participant will be entitled if the Company achieves performance goals selected by the Compensation Committee based upon one or more of the performance criteria set forth in the 162(m) Plan.

The foregoing summary of the 162(m) Plan is qualified in its entirety by reference to the full text of the 162(m) Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following sets forth the results of voting by shareholders at the 2015 Annual Meeting:

a) Election of two Class I Directors to serve for a three year term and until their successors are elected:

Director Nominee	Votes For	Votes Withheld
Gerald G. Colella	47,922,654	197,463
Elizabeth A. Mora	48,066,317	53,800

There were broker non-votes of 1,867,891 shares on this proposal.

b) To approve the 162(m) Plan:

Votes For	Votes Against	Votes Abstained
47,664,087	446,532	9,498

There were broker non-votes of 1,867,891 shares on this proposal.

c) Approval of compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the Proxy Statement for this meeting:

Votes For	Votes Against	Votes Abstained
46,627,087	1,483,614	9,416

There were broker non-votes of 1,867,891 shares on this proposal.

d) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015:

Votes For	Votes Against	Votes Abstained
49,767,068	215,605	5,335

There were no broker non-votes for this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

May 4, 2015	By:	/s/ Seth H. Bagshaw

Name: Seth H. Bagshaw
Title: Vice President, Chief Financial Officer & Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	162(m) Executive Cash Incentive Plan